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REAL ESTATE

MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Senior Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.     A review of the Servicer’s activities during the calendar year 2021 (the “Reporting Period”) and of its performance under the Agreement has been made under the undersigned officer’s supervision; and

2.     To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.

Dated: February 22, 2022

Midland Loan Services, a division of

PNC Bank, National Association

/s/ David D. Spotts

David D. Spotts

Senior Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard  Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

Deutsche Mortgage & Asset Receiving Corp.

Recipient Role	Deal Name	Series Number	Midland Role
Depositor	Deutsche Mortgage & Asset Receiving Corp.	CD 2006-CD2	Master Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2006-C8	Master Servicer
Trustee	IMPAC Secured Assets Corp.	Series 2007-2	Primary Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2010-1	Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	DBUBS 2011-LC1	Special Servicer
Trustee	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2011-C2	Special Servicer
Trustee	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2011-C3	Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	DBUBS 2011-LC3	Special Servicer
Trustee	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2011-C4	Special Servicer
Fox River Mall and Eastgate Mall only
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2011-FL1	Special Servicer
Trustee	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2011-C5	Special Servicer
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2011-C1	Primary Servicer
Trustee	Wells Fargo Commercial Mortgage Securities, Inc.	Series 2012-C6	Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE1	Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE2
Special Servicer of the 260 and 261 Madison Avenue loan under the COMM 2012-CCRE3 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE3	Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE4
Special Servicer of the Emerald Square Mall loan under the COMM 2012-CCRE3 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE5	Master and Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-LC6	Master Servicer
Non-Lead Certificate Admin	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-LC6	Master Servicer
Certificate Administrator	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE6	Special Servicer
Master Servicer of the Moffett Towers loan under the COMM 2013-LC6 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE6	Special Servicer
Master Servicer of the Moffett Towers loan under the COMM 2013-LC6 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE7	Master Servicer
Master Servicer of the Moffett Towers loan under the COMM 2013-LC6 PSA.
Non-Lead Certificate Admin	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE7	Master Servicer
Master Servicer of the Moffett Towers loan under the COMM 2013-LC6 PSA.
Non-Lead Certificate Admin	Barclays Commercial Mortgage Securities LLC	Series 2013-C6	Master Servicer
Master and Special Servicer of the Santa Anita Mall loan under the UBS-Barclays 2013-C5 PSA.
Certificate Administrator	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE8	Master Servicer
Special Servicer of the Paramount Building loan under the COMM 2013-CCRE9 PSA
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE8	Master Servicer
Special Servicer of the Paramount Building loan under the COMM 2013-CCRE9 PSA
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE9	Special Servicer
Certificate Administrator	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE9	Special Servicer
Certificate Administrator	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-LC13	Master Servicer
Special Servicer of the 15 MetroTech Center loan under the MSBAM 2013-C12 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-LC13	Master Servicer
Special Servicer of the 15 MetroTech Center loan under the MSBAM 2013-C12 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE11	Master Servicer
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA.
Certificate Administrator	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE11	Master Servicer
Primary Servicer of the Miracle Mile Shops loan under the COMM 2013-CCRE12 PSA.
Non-Lead Certificate Admin	Morgan Stanley Capital I, Inc.	Series 2013-C12
Master and Special Servicer of the Burnham Center loan under the MSBAM 2013-C10 PSA.
Special Servicer of the Westfield Countryside loan under the MSBAM 2013-C11 PSA
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE12	Primary Servicer
Master Servicer of the Oglethorpe Mall loan under the COMM 2013-CCRE11 PSA.
Non-Lead Certificate Admin	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE12	Primary Servicer
Master Servicer of the Oglethorpe Mall loan under the COMM 2013-CCRE11 PSA.
Certificate Administrator	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-AVM	Master and Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-TWC	Master Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-CCRE15	Master Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-CCRE16
Master Servicer (with respect to the obligation to make advances) and Special Servicer of the 25 Broadway loan under the COMM 2014-CCRE17 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-CCRE17	Master and Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-UBS3
Master and Special Servicer of the Bronx Terminal Market loan under the COMM 2014-CCRE17 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-CCRE18
Master and Special Servicer of the Bronx Terminal Market loan under the COMM 2014-CCRE17 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-UBS4	Master and Special Servicer
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2014-GC23	Master Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-CCRE19	Master and Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-CCRE20
Master Servicer of the Beverly Connection loan under the GSMS 2014-GS24 PSA.
Special Servicer of the Myrtle Beach Marriott Resort & Spa loan under the COMM 2014-UBS6 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-LC17
Special Servicer of Myrtle Beach Marriott Resort & Spa loan under the COMM 2014-UBS6 PSA.
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2014-GC25	Special Servicer
Master Servicer of the Stamford Plaza Portfolio loan under the GSM 2014-GC24 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-UBS6	Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2014-CCRE21	Master Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2015-LC19	Master and Special Servicer
Master Servicer of the One Memorial loan under the COMM 2014-CCRE21 PSA.
Certificate Administrator	Citigroup Commercial Mortgage Securities Inc.	Series 2015-GC29	Master and Special Servicer
Master Servicer of the 3 Columbus Circle loan under the COMM 2015-CCRE23 PSA.
Special Servicer of the 3 Columbus Circle loan under the COMM 2015-CCRE22 PSA from 03/26/15 to 05/20/15.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2015-CCRE23	Master Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2015-LC21	Master Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	DBWF 2015-LCM	Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2015-CCRE24
Special Servicer of the Lakewood Center loan under the DBWF 2015-LCM TSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2015-CCRE27	Master Servicer
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2015-GC35	Master Servicer
Master Servicer of the Westin Boston Waterfront and South Plains Mall loans under the GSMST 2015-GS1 PSA.
Special Servicer of 750 Lexington Avenue loan under the GSMST 2015-GC34 PSA
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2016-CCRE28	Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2016-DC2
Special Servicer of the Williamsburg Premium Outlets loan under the DBJPM 2016-C1 PSA
Depositor	Deutsche Mortgage & Asset Receiving Corp.	DBJPM 2016-C1	Special Servicer
Special Servicer of the Naples Grande Beach Resort loan under the JPMBB 2016-C1 PSA.
Special Servicer of the 7700 Parmer loan under the JPMCC 2015-JP1 PSA
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2016-GC37	Special Servicer
Special Servicer of the 600 Broadway loan under the DBJPM 2016-C1 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	DBJPM 2016-C3	Master and Special Servicer
Master Servicer of the U-Haul AREC Portfolio loan under the CD 2016-CD1 PSA.
Special Servicer of the Williamsburg Premium Outlets loan under the DBJPM 2016-C1 PSA
Depositor	Deutsche Mortgage & Asset Receiving Corp.	CD 2016-CD1	Master Servicer
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2016-C2	Master Servicer
Master and Special Servicer of the Staybridge Suites Time Square loan under the DBJPM 2016-C3 PSA.
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2016-P5	Master Servicer
Master Servicer of the Crocker Park Phase One & Two loan under the CGCMT 2016-C2 PSA.
Master Servicer of the National Business Park and Hillside Industrial loans under the JPM 2016-JP3 PSA
Master Servicer of the 132 West 27th St loan under the MS 2016-UBS11 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2016-COR1	Master and Special Servicer
Special Servicer of the Starbucks Center loan under the JPMDB 2016-C4 PSA
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2016-C3	Master Servicer
Master Servicer of the College Boulevard Portfolio loan under the CGCMT 2016-P5 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	CD 2016-CD2
Master Servicer of the 80 Park Plaza and Mills Fleet Farm loans under the CGCMT 2016-C3 PSA.
Special Servicer of the Starbucks Center loan under the JPMDB 2016-C4 PSA
Special Servicer of the FedEx Ground Portfolio loan under the BACM 2017-BNK3 PSA.
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2016-P6	Master Servicer
Master Servicer of the 681 Fifth Avenue loan under the MS 2016-UBS12 PSA.
Master Servicer of the Quantum Park loan under the CGCMT 2016-C3 PSA
Master Servicer of the Hyatt Regency Jersey City loan under the CGCMT 2016-P5 PSA.
Special Servicer on the Fresno Fashion Fair loan under the JPM 2016-C4 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	CD 2017-CD4	Master Servicer
Master and Special Servicer on the 111 Livingston Street and Moffett Place Google loans under the CD 2017-CD3 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	Series DBJPM 2017-C6	Master and Special Servicer
Master Servicer on the iStar Leased Fee Portfolio loan under the MSC 2017-H1 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2017-COR2	Master and Special Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	CD 2017-CD6
Master and Special Servicer on the U-Haul SAC Portfolios 14, 15, 17, IRG Portfolio, Station Place III, Moffett Place Building 4 and Covance Business Center loans under the JPMDB 2017-C7 PSA.
Master and Special Servicer on the Integrated Health Campus loan under the COMM 2017-COR2 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	Series 2018-B1	Special Servicer
Master and Special Servicer on the Gateway Net lease Portfolio and Starwood Capital Group Hotel Portfolio loans under the DBJPM 2017-C6 PSA.
Master Servicer on the Two Harbor Point Square loan under CGCMT 2018-B2.
Master and Special Servicer on the AHP Northeast Portfolio I, 521-523 East 72nd Street and Station Place III loans under the JPMDB 2017-C7 PSA.
Special Servicer on the Griffin Portfolio loan under BANK 2017-BNK8.
Master and Special Servicer on the Atrium Center and Marriott Charlotte City Center loans under the Benchmark 2018-B3 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	COMM 2018-COR3	Master and Special Servicer
Master and Special Servicer on the Grand Hyatt Seattle loan under the COMM 2018-COR2 PSA.
Special Servicer on the Lehigh Valley Mall loan under the Benchmark 2018-B1 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	Series 2018-B4
Master Servicer on the 65 Bay Street loan under the CGCMT 2018-C5 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	Series 2018-GPP	Master Servicer
Depositor	Deutsche Mortgage & Asset Receiving Corp.	CD 2018-CD7
Special Servicer on the Riverwalk loan under the UBS 2018-C12 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	Series DBGS 2018-C1
Special Servicer on the West Coast Albertsons Portfolio, Moffett Towers II - Building 1 and Willow Creek Corporate Center loans under the Benchmark 2018-B6 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	Series 2018-B7
Special Servicer on the Overland Park Xchange and Concord Plaza loans under the Benchmark 2018-B6 PSA.
Special Servicer on the Phoenix Marriott Tempe at the Buttes loan under the CGCMT 2018-C6 PSA.
Master and Special Servicer on the Shelbourne Global Portfolio I loan under the UBS 2018-C13 PSA.
Depositor	Deutsche Mortgage & Asset Receiving Corp.	Series 2018-GLKS	Master Servicer
Depositor	Benchmark 2019-B10 Mortgage Trust	Series 2019-B10	Primary

Master and Special Servicer on the 101 California Street loan under the CALI 2019-101C TSA, the Liberty Station Retail loan under the JPM 2019-COR4 PSA, and the Vie Portfolio loan under the JPMCC 2019-COR5 PSA.

Special Servicer on the Pace Gallery loan under the GSM 2019-GC38 PSA.
Depositor	CD 2019-CD8 Mortgage Trust	Series 2019-CD8	Master & Special Servicer

Master Servicer on the Woodlands Mall loan under the BMARK 2019-B12 PSA, the Visions Hotel Portfolio II loan under the MSC 2019-H7 PSA, the 505 Fulton Street loan under the CGCMT 2019-GC41 PSA, and Wind Creek Leased Fee loan under the BMARK 2019-B13 PSA

Depositor	Benchmark 2019-B13 Mortgage Trust	Series 2019-B13	Master Servicer
Master Servicer on the Grand Canal Shoppes loan under MSC 2019-H7 PSA and on the Woodlands Mall loan under BMARK 2019-B12 PSA.
Master and Special Servicer on the Northpoint Tower loan under the GSMS 2019-GC42 PSA.
Primary Servicer on the 3 Columbus Circle loan under the BMARK 2019-B10 PSA.
Depositor	COMM 2019-GC44 Mortgage Trust	Series 2019-GC44	Master Servicer
Master and Special Servicer on the 225 Bush loan, The Essex Site 2 loan, and the Legends at Village West loan under the Benchmark 2019-B14 PSA
Master servicer on the Wind Creek Leased Fee loan under the Benchmark 2019-B13 PSA, and on the Millennium Park Plaza and USAA Office Portfolio loans under the CGCMT 2019-GC41 PSA
Depositor	Benchmark 2020-B16 Mortgage Trust	Series 2020-B16	Master Servicer
Master Servicer and Special Servicer on the Kings Plaza loan under the Benchmark 2020-B17 PSA; and 510 East 14th Street loans under the GSMS 2020-GC45 PSA.
Master Servicer on the Starwood Industrial Portfolio loan under the GSMS 2020-GC45 PSA.
Depositor	Benchmark 2020-IG2 Mortgage Trust	Series 2020-IG2	Master and Special Servicer
Master Servicer on the Stonemont Net Lease Portfolio loan under the JPMCC 2020-NNN.
Master Servicer and Special Servicer on the 225 Bush loan under the BMARK 2019-B14.
Depositor	BMARK 2020-B18 Mortgage Trust	Series 2020-B18	Master and Special Servicer
Master Servicer on the BX Industrial Portfolio loan under the Benchmark 2020-IG3 PSA.

Master and Special Servicer on the Chase Center Tower I and Chase Center Tower II loans under the Benchmark 2020-IG2 PSA, Apollo Education Group HQ Campus and Kings Plaza loans under the Benchmark 2020-B17 PSA, and the Southcenter Mall loan under the GSMS 2020-GC45 PSA.

Depositor	DBJPM 2020-C9	Series 2020-C9	Master Servicer

Master and Special Servicer on the Agellan Portfolio, 420 Taylor Street, 280 North Bernardo, 3000 Post Oak and Brass Professional Center loans under the Benchmark 2020-B18 PSA, Chase Center Tower I and Chase Center Tower II loans under the Benchmark 2020-IG2

Special Servicer on The Liz loan under the MSC 2020-HR8 PSA.
Master Servicer on the Amazon Industrial Portfolio, Coleman Highline and 333 South Wabash loans under the Benchmark 2020-B19 PSA, and the BX Industrial Portfolio loan under Benchmark 2020-IG3 PSA
Master and Special Servicer on the Southcenter Mall loan under the GSMS 2020-GC45 PSA, the Kings Plaza loan under the BMARK 2020-B17 PSA, and the 675 Creekside Way loan under the JPMDB 2020-COR7 PSA
Depositor	Benchmark 2020-B22 Mortgage Trust	Series 2020-B22	Master Servicer
Master Servicer on the Hotel ZaZa Houston Museum District loan under the Benchmark 2021-B23 PSA and the Cabinetworks Portfolio loans under the Benchmark 2021-B25 PSA.

Master Servicer and Special Servicer on the 4 West 58th Street loan under the Benchmark 2020-B20 PSA, the 32-42 Broadway loan under the Benchmark 2021-B21 PSA, and the JW Marriott Nashville loan under the Benchmark 2021-B23 PSA.

Depositor	COMM 2020-SBX Mortgage Trust	Series 2020-SBX	Master Servicer
Depositor	ONE 2021-PARK	Series 2021-PARK	Master Servicer
Depositor	BMARK 2021-B26	Series 2021-B26	Primary Servicer
Master Servicer on the Amazon Seattle loan under the BMARK 2021-B25 PSA, on the JW Marriott Nashville loan under the BMARK 2021-B23 PSA, and on the 141 Livingston loan under the BMARK 2021-B24 PSA
Depositor	DBUBS 2011-LC2	Series 2011-LC2	Special Servicer
Depositor	HONO 2021-HULU	Series 2021-HULU	Master Servicer
Depositor	BMARK 2021-B30	Series 2021-B30	Master Servicer
Master Servicer on the One Memorial Drive loan under the JPMCC 2021-1MEM PSA, the La Encantada loan under the Benchmark 2021-B31 PSA and the Plaza La Cienega loan under the 3650R 2021-PF1 PSA.
Depositor	MTK 2021-GRNY	Series 2021-GRNY	Master Servicer